UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2006
CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)
4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 21, 2006, Jack J. Browne, Jr., the chief accounting officer of CheckFree Corporation (“CheckFree”) gave notice that he is resigning from his office, effective October 15, 2006. Mr. Browne has decided to accept a position as the chief accounting officer of a private company which plans to conduct an initial public offering in the near future.
     Mr. Browne will continue to work with CheckFree until November 15, 2006, as a consultant in connection with CheckFree’s first quarter 2007 earnings release and Form 10-Q.
     Until such time as a successor is appointed to fill Mr. Browne’s current role at CheckFree, Mr. David Mangum, CheckFree’s Chief Financial Officer, shall assume the duties of CheckFree’s principal accounting officer. Mr. Mangum's biographical information is incorporated herein by reference from CheckFree's Proxy Statement for the 2006 Annual Meeting of Stockholders to be held on November 1, 2006 (filed with the Securities and Exchange Commission on September 26, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation

Date: September 27, 2006	By:	/s/ David E. Mangum

David E. Mangum, Executive Vice President and Chief Financial Officer

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